STATEMENTS OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS - REPUBLIC BANCORP INC. 401(K) RETIREMENT PLAN - USD ($)	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Investment income:
Net appreciation in fair value of investments	$ 16,481,997	$ 17,863,721
Interest and dividends	3,419,464	3,059,771
Total investment income	19,901,461	20,923,492
Interest income on notes receivable from participants:	114,736	88,587
Contributions:
Employer	3,339,812	3,113,737
Participants	7,290,155	6,918,224
Rollover	817,891	820,556
Total contributions	11,447,858	10,852,517
Total additions	31,464,055	31,864,596
Deductions from net assets attributed to:
Qualified rollover	9,116,925	7,089,855
Other benefits	6,549,964	2,405,880
Administrative expenses	327,925	327,228
Total deductions	15,994,814	9,822,963
Net increase	15,469,241	22,041,633
Net assets available for benefits, Beginning of year	154,477,526	132,435,893
Net assets available for benefits, End of year	$ 169,946,767	$ 154,477,526